EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2001, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 13, 2001	/s/ Geoffrey B. Bloom
Geoffrey B. Bloom

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2001, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 10, 2001	/s/ Timothy J. O' Donovan
Timothy J. O' Donovan

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2001, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 2, 2001	/s/ Daniel T. Carroll
Daniel T. Carroll

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2001, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 6, 2001	/s/ Donald V. Fites
Donald V. Fites

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2001, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 7, 2001	/s/ Alberto L. Grimoldi
Alberto L. Grimoldi

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2001, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 3, 2001	/s/ David T. Kollat
David T. Kollat

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2001, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 3, 2001	/s/ Phillip D. Matthews
Phillip D. Matthews

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2001, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 2, 2001	/s/ David P. Mehney
David P. Mehney

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2001, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 7, 2001	/s/ Joseph A. Parini
Joseph A. Parini

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2001, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 6, 2001	/s/ Joan Parker
Joan Parker

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2001, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: August 3, 2001	/s/ Paul D. Schrage
Paul D. Schrage